UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2019

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]
Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	HTBI	The NASDAQ Stock Market LLC

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On August 15, 2019, HomeTrust Bancshares, Inc. (the “Company”) received a notice required by Section 101(i)(2)(e) of the Employee Retirement Income Security Act of 1974, as amended, from the administrator of the HomeTrust Bank KSOP Plan (the “Plan”) regarding an anticipated blackout period for participants in the Plan that is expected to begin on September 15, 2019 and end on September 30, 2019.
Effective August 1, 2019, the Plan was amended and restated to, among other things, change the Plan year to the calendar year beginning January 1, 2020, which requires a new retirement plan contract with the Plan’s recordkeeping vendor, Principal Financial (“Principal”). The blackout period is necessitated by these recent changes and in order to get the new contract into place with Principal. During the blackout period, Plan participants will be unable to direct or diversify investments in their individual Plan accounts (including with respect to Company common stock), obtain loans from the Plan or obtain distributions or withdrawals from the Plan.
In accordance with Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR as promulgated by the Securities and Exchange Commission, the Company sent a separate notice (the “Notice”) to its directors and executive officers on August 15, 2019, notifying them of the blackout period and certain trading prohibitions that they will be subject to during the blackout period. A copy of the Notice, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Inquiries relating to the blackout period or the Notice may be directed without charge to Tony J. VunCannon, Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer of HomeTrust Bancshares, Inc., at 10 Woodfin Street, Asheville, North Carolina 28801, or by telephone at (828) 259-3939.
Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Notice to Directors and Executive Officers of HomeTrust Bancshares, Inc. Regarding Blackout Period and Regulation BTR Trading Restrictions, dated August 15, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: August 15, 2019	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

2